UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 14, 2021
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR.PRA	New York Stock Exchange
5.00% Mandatory Convertible Preferred Stock, Series B, without par value	DHR.PRB	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR/22A	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 24	New York Stock Exchange
2.500% Senior Notes due 2025	DHR/25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On September 14, 2021, the Board of Directors of Danaher Corporation (the “Company”) amended and restated the Company’s 2007 Omnibus Incentive Plan (the “Plan”) to implement certain modifications (the “Omnibus Plan Amendment”). Following is a brief description of the Omnibus Plan Amendment (capitalized terms have the meaning set forth in the Plan). The description is qualified in its entirety by reference to the Plan filed as Exhibit 10.1 hereto and incorporated by reference herein. The Omnibus Plan Amendment:
•updates certain of the retirement provisions of the Plan effective as of January 1, 2022, including:
◦providing that upon Early Retirement, a participant’s options, RSUs and PSUs will continue vesting in full according to their terms; upon Normal Retirement, stock options will survive until the earlier of 10 years following the Normal Retirement or the conclusion of the term of the option; and that Early Retirement and Normal Retirement will apply only to RSUs, PSUs and stock options granted at least 6 months prior to the retirement date (all of the foregoing changes will apply prospectively);
◦amending the “Years of Service” definition (for purposes of determining Early Retirement eligibility) to include continuous employment at a company that is acquired by Danaher;
•with respect to “net exercises” of stock options, allows for the withholding of shares with value up to the maximum amount required to be withheld in the applicable jurisdiction; and
•provides that no “Substantial Corporate Change” will occur to the extent that immediately following the transaction, Danaher’s common stockholders continue to have the same proportionate ownership of whatever entity then owns Danaher’s assets, and clarifying the circumstances under which an award will be considered “assumed or continued” following a Substantial Corporate Change.

The Omnibus Plan Amendment also includes a number of other ministerial, clarifying and conforming changes.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

10.1	2007 Omnibus Incentive Plan, as amended and restated*
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

* Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	September 14, 2021	By:	/s/ James F. O'Reilly
James F. O'Reilly
Vice President, Deputy General Counsel and Secretary